Appendix B
                   M&EC/PESI General Agreement
                           Addendum B1
                         November 6, 1998

Contract Award
______________
  On June 23, 1998, East Tennessee Materials and Energy Corporation (M&EC) entered into Basic Agreement 1GB-99446V with Bechtel Jacobs Company LLC for treatment of Treatment Category A: Non-TSCA, RCRA Hazardous Waste with Organics and Metals. Perma-Fix Environmental Services, Inc. (PESI) will serve as a subcontractor to M&EC for performance of the work on this contract. The full text of the Basic Agreement is provided as an attachment to this Addendum.

Scope of Work
_____________
  PESI will support M&EC in providing mixed waste treatment services to the Department of Energy (DOE) Management and Operating Contractors, Management and Integration Contractors, and designated affiliates as listed in Attachment A of the contract. Any supplies and services to be furnished under the Basic Ordering Agreement shall be ordered by issuance of delivery orders to M&EC by the entities listed in Attachment A of the contract. When an order is received, M&EC will issue a task order to PESI defining each company's role in completing the delivery order.

  The waste offered for treatment under this Basic Agreement is generally expected to consist of non-combustible, low-level, contact-handled soils, sludge, and other solid material meeting the Environmental Protection Agency (EPA) definition of debris, all of which is contaminated with organic constituents alone, or organic constituents and Resource Conservation and Recovery Act (RCRA) metals, including mercury. Some of the waste is contaminated with mercury above 260 ppm. The predominant waste codes in this category (Treatment Category A) will be D004 through D011 and F001 through F007. Additional codes that are expected include D018 through D043 and those listed codes that may need similar treatment technology. Polychlorinated Biphenyls (PCBs), at levels requiring regulation under the Toxic Substances Control Act (TSCA) are not present in this waste. Cyanide levels in the raw waste will be less than 30 mg/kg (amenable) and 590 mg/kg (total). The radionuclides in the raw waste will be below licensing levels at the disposal facility and consist of radioactive elements that are accepted for disposal at the disposal facility.

Time Frame for the Project
__________________________
  The term of the Basic Agreement is five years from the date signed (June 28, 1998). Bechtel Jacobs Company has the option of extending this Agreement annually after the initial term has expired.


                            APPENDIX B
                           ADDENDUM B1
                  M&EC/PESI - GENERAL AGREEMENT
                                                 November 6, 1998

Roles and Expectations from Each Company
________________________________________

  Each delivery order will provide:

  A complete description of waste, quantity (in kg) of waste, and unit price of Waste based on the tier pricing structure per Attachment B of the contract.
  Delivery or performance period.
  Place of delivery or performance.
  Packaging, packing, and shipping instructions, if any.
  Any other pertinent information.

  At the time delivery orders are received, Task Orders will be attached to this Addendum that specifically define the roles of M&EC and PESI in performance of the delivery order. Task Orders will be numbered in the following manner: Task B1.XX with B1 referring to this addendum and .XX being the sequentially numbered task.

Price for Specific Services
___________________________
  The price for specific services provided by PESI will be determined on a per task basis and will be based on the portion of the work scope performed by PESI.

Contact Person for each Company
_______________________________
    East Tennessee Materials and Energy Corporation

    Mr. Bill Hillis
    109 Jefferson Avenue
    Oak Ridge, Tennessee 37830
    Phone: (423) 425-1257
    Fax:   (423) 425-1253

    Perma-Fix Environmental Services, Inc.

    Mr. Tim Kimball
    7928 Ranchitos Loop, N.E.
    Albuquerque, New Mexico 87113
    Phone: (505) 897-7537
    Fax:   (505) 898-1832

  In addition to the contact persons named above, contact persons may be named for specific tasks.

Additional Conditions Required
______________________________
  All terms and conditions included in Basic Agreement Number
  1GB-99446V that govern M&EC's work on this contract also apply to PESI.


                            APPENDIX B
                           ADDENDUM B1
                  M&EC/PESI - GENERAL AGREEMENT
                                                 November 6, 1998

IN WITNESS WHEREOF, the parties hereto have executed this document as of the day and year of the M&EC representative's signature.

EAST TENNESSEE MATERIALS AND    PERMA-FIX ENVIRONMENTAL
ENERGY CORPORATION              SERVICES, INC.

Name: /s/ Bill J. Hillis        Name: /s/ Tim Kimball
     ________________________        _________________________
Title:    President             Title: Vice President
     ________________________        _________________________
Date:     11/5/98               Date:     11/5/98
     ________________________        _________________________





                            APPENDIX B
                           ADDENDUM B1
                  M&EC/PESI - GENERAL AGREEMENT
                                                 November 6, 1998

                            Appendix B
                   M&EC/PESI General Agreement
                           Addendum B2
                         November 6, 1998

Contract Award
______________
  On June 23, 1998, East Tennessee Materials and Energy Corporation (M&EC) entered into Basic Agreement 1GB-99447V with Bechtel Jacobs Company LLC for treatment of Treatment Category B: TSCA and RCRA Hazardous Waste with Organics and Metals. Perma-Fix Environmental Services, Inc. (PESI) will serve as a subcontractor to M&EC for performance of the work on this contract. The full text of the Basic Agreement is provided as an attachment to this Addendum.

Scope of Work
_____________
  PESI will support M&EC in providing mixed waste treatment services to the Department of Energy (DOE) Management and Operating Contractors, Management and Integration Contractors, and designated affiliates as listed in Attachment A of the contract. Any supplies and services to be furnished under the Basic Ordering Agreement shall be ordered by issuance of delivery orders to M&EC by the entities listed in Attachment A of the contract. When an order is received, M&EC will issue a task order to PESI defining each company's role in completing the delivery order.

  The waste offered for treatment under this Basic Agreement is generally expected to consist of non-combustible, low-level, contact-handled soils, sludge, and other solid material meeting the Environmental Protection Agency (EPA) definition of debris, all of which is contaminated with Polychlorinated Biphenyls (PCBs) requiring regulation under the Toxic Substances Control Act (TSCA). The waste will also contain organic constituents alone, or organic constituents and Resource Conservation and Recovery Act (RCRA) metals, including mercury. Some of the waste is contaminated with mercury above 260 ppm. The predominant waste codes in this category will be D004 through D011 and F001 through F007. Additional codes that are expected include D018 through D043 and those listed codes that may need similar treatment technology. Cyanide levels in the raw waste will be less than 30 mg/kg (amenable) and 590 mg/kg (total). The radionuclides in the raw waste will be below licensing levels at the disposal facility and consist of radioactive elements that are accepted for disposal at the disposal facility.


Time Frame for the Project
__________________________

  The term of the Basic Agreement is five years from the date signed (June 28, 1998). Bechtel Jacobs Company has the option of extending this Agreement annually after the initial term has expired.

                            APPENDIX B
                           ADDENDUM B2
                  M&EC/PESI - GENERAL AGREEMENT
                                                 November 6, 1998

Roles and Expectations from Each Company
________________________________________
  Each delivery order will provide:

  A complete description of waste, quantity (in kg) of waste, and unit price of Waste based on the tier pricing structure per Attachment B of the contract.
  Delivery or performance period.
  Place of delivery or performance.
  Packaging, packing, and shipping instructions, if any.
  Any other pertinent information.

  At the time delivery orders are received, Task Orders will be attached to this Addendum that specifically define the roles of M&EC and PESI in performance of the delivery order. Task Orders will be numbered in the following manner: Task B2.XX with B2 referring to this addendum and .XX being the sequentially numbered task.

Price for Specific Services
___________________________
  The price for specific services provided by PESI will be determined on a per task basis and will be based on the portion of the work scope performed by PESI.

Contact Person for each Company
_______________________________
  East Tennessee Materials and Energy Corporation

  Mr. Bill Hillis
  109 Jefferson Avenue
  Oak Ridge, Tennessee 37830
  Phone: (423) 425-1257
  Fax:   (423) 425-1253

  Perma-Fix Environmental Services, Inc.

  Mr. Tim Kimball
  7928 Ranchitos Loop, N.E.
  Albuquerque, New Mexico 87113
  Phone: (505) 897-7537
  Fax:   (505) 898-1832

  In addition to the contact persons named above, contact persons may be named for specific tasks.

Additional Conditions Required
______________________________
  All terms and conditions included in Basic Agreement Number
  1GB-99447V that govern M&EC's work on this contract also apply to PESI.




                            APPENDIX B
                           ADDENDUM B2
                  M&EC/PESI - GENERAL AGREEMENT
                                                 November 6, 1998

IN WITNESS WHEREOF, the parties hereto have executed this document as of the day and year of the M&EC representative's signature.

EAST TENNESSEE MATERIALS AND    PERMA-FIX ENVIRONMENTAL
ENERGY CORPORATION              SERVICES, INC.


Name: /s/ Bill J. Hillis        Name: /s/ Tim Kimball
     ________________________        _________________________
Title:    President             Title: Vice President
     ________________________        _________________________
Date:     11/5/98               Date:     11/5/98
     ________________________        _________________________





                            APPENDIX B
                           ADDENDUM B2
                  M&EC/PESI - GENERAL AGREEMENT
                                                 November 6, 1998

                            Appendix B
                   M&EC/PESI General Agreement
                           Addendum B3
                         November 6, 1998

Contract Award
______________

  On June 23, 1998, East Tennessee Materials and Energy Corporation (M&EC) entered into Basic Agreement 1GB-99448 with Bechtel Jacobs Company LLC for treatment of Treatment Category
  D: TSCA and RCRA Hazardous Waste with Organics and Metals and with EPA Waste Codes Requiring Incineration. Perma-Fix Environmental Services, Inc. (PESI) will serve as a subcontractor to M&EC for performance of the work on this contract. The full text of the Basic Agreement is provided as an attachment to this Addendum.

Scope of Work
_____________
  PESI will support M&EC in providing mixed waste treatment services to the Department of Energy (DOE) Management and Operating Contractors, Management and Integration Contractors, and designated affiliates as listed in Attachment A of the Basic Agreement. Any supplies and services to be furnished under the Basic Ordering Agreement shall be ordered by issuance of delivery orders to M&EC by the entities listed in Attachment A of the contract. When an order is received, M&EC will issue a task order to PESI defining each company's role in completing the delivery order.

  The waste offered for treatment under this Basic Agreement is generally expected to consist of low-level, contact-handled combustible and non-combustible soils and sludges, and may contain some material meeting the Environmental Protection Agency (EPA) definition of debris. All of which is contaminated with Polychlorinated Biphenyls (PCBs) requiring regulation under the Toxic Substances Control Act (TSCA). The waste will also contain Resource Conservation and Recovery Act
  (RCRA) constituents that require incineration and may contain other RCRA constituents that may be treated by incineration or stabilization. Mercury levels will not exceed 260 ppm. Cyanide levels in the raw waste will be less than 30 mg/kg (amenable) and 590 mg/kg (total). The radionuclides in the raw waste will be below licensing levels at the disposal facility and consist of radioactive elements that are accepted for disposal at the disposal facility.

Time Frame for the Project
__________________________
  The term of the Basic Agreement is five years from the date signed (June 28, 1998). Bechtel Jacobs Company has the option of extending this Agreement annually after the initial term has expired.


                            APPENDIX B
                           ADDENDUM B3
                  M&EC/PESI - GENERAL AGREEMENT
                                                 November 6, 1998

Roles and Expectations from Each Company
________________________________________
  Each delivery order will provide:

  A complete description of waste, quantity (in kg) of waste, and unit price of Waste based on the tier pricing structure per Attachment B of the contract.
  Delivery or performance period.
  Place of delivery or performance.
  Packaging, packing, and shipping instructions, if any.
  Any other pertinent information.

  At the time delivery orders are received, Task Orders will be attached to this Addendum that specifically define the roles of M&EC and PESI in performance of the delivery order. Task Orders will be numbered in the following manner: Task B3.XX with B3 referring to this addendum and .XX being the sequentially numbered task.

Price for Specific Services
___________________________
  The price for specific services provided by PESI will be determined on a per task basis and will be based on the portion of the work scope performed by PESI.

Contact Person for each Company
_______________________________
  East Tennessee Materials and Energy Corporation

  Mr. Bill Hillis
  109 Jefferson Avenue
  Oak Ridge, Tennessee 37830
  Phone: (423) 425-1257
  Fax:   (423) 425-1253

  Perma-Fix Environmental Services, Inc.

  Mr. Tim Kimball
  7928 Ranchitos Loop, N.E.
  Albuquerque, New Mexico 87113
  Phone: (505) 897-7537
  Fax:   (505) 898-1832

  In addition to the contact persons named above, contact persons may be named for specific tasks.

Additional Conditions Required
______________________________

All terms and conditions included in Basic Agreement Number 1GB-
99448V that govern M&EC's work on this contract also apply to PESI.



                            APPENDIX B
                           ADDENDUM B3
                  M&EC/PESI - GENERAL AGREEMENT
                                                 November 6, 1998

IN WITNESS WHEREOF, the parties hereto have executed this document as of the day and year of the M&EC representative's signature.

EAST TENNESSEE MATERIALS AND    PERMA-FIX ENVIRONMENTAL
ENERGY CORPORATION              SERVICES, INC.

Name: /s/ Bill J. Hillis        Name: /s/ Tim Kimball
    ________________________        _________________________
Title:    President             Title: Vice President
    ________________________        _________________________
Date:     11/5/98               Date:     11/5/98
    ________________________        _________________________





                            APPENDIX B
                           ADDENDUM B3
                  M&EC/PESI - GENERAL AGREEMENT
                                                 November 6, 1998
                           PAGE 3 of 1